                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 30, 2001
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2001-6, Mortgage
                   Pass-Through Certificates, Series 2001-6).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                      333-633806                75-2808384
  (State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)



               4000 Horizon Way
                Irving, Texas                                      75063
  (Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.
         ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-633806) filed with the Securities and Exchange Commission (the "Commission") on June 25, 2001, as amended by Amendment No. 1 thereto filed with the Commission on August 14, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on August 28, 2001, with respect to the Re/s/gistrant's Mortgage Pass-Through Certificates, Series 2001-6 (the "Offered Securities").

     On August 30, 2001, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                                     ------------

     The Offered Securities, having an aggregate principal balance of approximately $248,455,100, have been sold by the Registrant to (i) Goldman, Sachs & Co. ("Goldman") pursuant to an Underwriting Agreement dated as of July 20, 2000 (the "Goldman Underwriting Agreement"), as supplemented by a Terms Agreement dated as of August 24, 2001, each among Goldman, the Registrant and FHHLC and (ii) Bear, Stearns & Co. Inc. ("Bear Stearns") pursuant to an Underwriting Agreement dated as of January 24, 2001 (the "Bear Stearns Underwriting Agreement"), as supplemented by a Terms Agreement dated as of August 24, 2001, each among Bear Stearns, the Registrant and FHHLC. The Goldman Underwriting Agreement and the Bear Stearns Underwriting Agreement have each been previously filed with the Commission and are incorporated herein by reference as Exhibits 1.1 and 1.2, respectively.
             ------------     ---

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits

         Exhibit No.       Description
         -----------       -----------

                1.1 Underwriting Agreement dated as of July 20, 2000, by and among Goldman, the Registrant and FHHLC*

                1.2 Underwriting Agreement dated as of January 24, 2001, by and among Bear Stearns, the Registrant and FHHLC**

               10.1 Pooling and Servicing Agreement dated as of August 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

                                       -2-

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                  *        Previously filed with the Commission on August 24,
                           2000, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

                  ** Previously filed with the Commission on February 7, 2001, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

                                       -3-

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST HORIZON ASSET SECURITIES INC.



September 7, 2001             By:  /s/ Wade Walker
                                 ----------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization

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                                INDEX TO EXHIBITS


Exhibit No.
-----------

    1.1 Underwriting Agreement dated as of July 20, 2000, by and among Goldman, the Registrant and FHHLC *

    1.2 Underwriting Agreement dated as of January 24, 2001, by and among Bear Stearns, the Registrant and FHHLC**

   10.1 Pooling and Servicing Agreement dated as of August 1, 2001, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

             * Previously filed with the Commission on August 24, 2000, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

             ** Previously filed with the Commission on February 7, 2001, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)